As filed with the U.S. Securities and Exchange Commission on December 2, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
(Exact name of registrant as specified in charter)

101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jeff Smith
101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Name and address of agent for service)

(415) 248-8371
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2020

Item 1. Reports to Stockholders.

FundX

UPGRADER FUNDS

2020

ANNUAL REPORT

SEPTEMBER 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.fundxfunds.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-866-455-FUND [3863], sending an e-mail request to issue@fundx.com, or by enrolling at www.fundxfunds.com. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-455-FUND [3863] or send an email request to issue@fundx.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Annual Report 2020	Fundxfunds.com	1

1969	FundX Investment Group (then called DAL) is a registered investment advisor (RIA).

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2017	Inception of the FundX Sustainable Impact Fund (SRIFX), a fund that aims to help investors build wealth and a better world.

Knowledgeable Portfolio Management

We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand

We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

FundX Upgrader Funds

The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

A Portfolio that Responds to Market Changes

Market trends rotate between large-cap and small-cap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with these trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies that have strong recent returns.

2	Annual Report 2020

September 30, 2020

Dear Shareholders,

A year ago, in September 2019, no one could have predicted that the next 12 months would include a global pandemic that would shut down economies around the world, send the US economy into a recession, and put an end to the longest bull market in history.

And yet, despite the unimaginable changes we’ve experienced in this past year, stocks, bonds, and all of the equity FundX Upgrader Funds posted strong gains for the 12 months ending September 30, 2020.

Stocks prove surprisingly resilient

US stocks, as measured by the S&P 500, had their fastest drop into a bear market in history in the first quarter, and then staged a powerful recovery, soaring more than 30% over the next six months, the S&P 500’s best two-quarter performance since 2009.

The strength of the stock market recovery surprised many investors, given the severity of the economic downturn and the ongoing pandemic, but those who stayed invested were rewarded with above-average gains.

The S&P 500 gained 15.15% for the Annual Report period. Global stocks, as measured by the Morningstar Global Market Large-Mid Cap Index, were up 10.17%. The equity FundX Upgrader Funds did even better: the Upgrader Fund (FUNDX), Aggressive Upgrader Fund (HOTFX), and Sustainable Impact Fund (SRIFX) all outpaced global and US indexes for the trailing 12 months.

Bond markets stabilize thanks to Fed intervention

Bonds are typically less correlated with stocks, and historically, they tend to gain when stocks fall, but some bonds were unusually volatile in the first quarter bear market. Corporate bonds fell so sharply in March that the Federal Reserve took extraordinary measures to shore up the corporate bond market, while government bonds eked out gains. This performance gap between corporate and government bonds favored the government-focused Bloomberg Barclays US Aggregate Bond Index in the first quarter, and it hurt portfolios that had more exposure to corporate bonds, like our Flexible Income Fund (INCMX).

As bond markets stabilized over the past six months, corporate and even lower-quality high-yield bonds recovered and began to outpace government bonds, and our Flexible Income Fund (INCMX) returned about the same as the index for the trailing six months. However, the first quarter losses still weigh on INCMX’s returns for the trailing 12 months: INCMX lost -2.23%, while the Bloomberg Barclays US Aggregate Bond Index gained 6.98%.

Preparing for changing markets

Markets change over time, and the last 12 months remind us how important it is to be ready and willing to adapt to these changes. Our longtime investment approach is designed to help us respond to changing market trends and seek out new investment opportunities as conditions evolve.

Thank you for investing with us.

Janet Brown

CEO, FundX Investment Group

Portfolio manager, FundX Upgrader Funds

Annual Report 2020	Fundxfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified. The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives, which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates.

References to other funds should not be interpreted as an offer of these securities.

Defensive funds typically invest in areas of the market that may hold up better in market declines, such as gold, real estate, utilities, and consumer staples. These funds also may invest in dividend-paying stocks, higher-quality stocks, or low-volatility stocks.

The S&P 500 Index is a broad based unmanaged Index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. You cannot invest directly in an index.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2020

FUNDX	Upgrader Fund Growth Fund

The Upgrader Fund (FUNDX) is designed to be a core equity holding. Investors in FUNDX own a portfolio of diversified stock funds that are actively managed to navigate changing markets and capitalize on global market trends.

The decade-long US large-cap growth trend continued through the 12 months ending September 30, 2020, even through the turbulent bear market in the first quarter of 2020. As a result, FUNDX held mostly US large-cap growth funds, particularly funds with a higher allocation to technology stocks.

At the start of the Annual Report period, FUNDX owned primarily large-cap US growth funds along with roughly 30% in low-volatility and dividend stock funds. In the fourth quarter, we diversified into Lazard Global Listed Infrastructure (GLIFX), an industrial-focused fund, Touchstone Mid Cap Growth (TEGIX), and Janus Contrarian (JCONX), a value fund. And this is how we were positioned as equity markets plunged in March 2020.

Navigating 2020’s up and down markets

Our systematic investment approach led us to take action as stocks fell in March. We moved about 15% of the portfolio into alternative funds, such as Merger Fund (MERIX) and Amplify BlackSwan Growth & Treasury Core ETF (SWAN). Alternative funds tend to use complex strategies that are designed to soften market downturns.

As we hit the bottom of the decline in March, we sold Vanguard Morningstar Wide Moat (MOAT), Lazard Global Infrastructure (GLIFX), and Touchstone Mid Cap growth (TEGIX) in favor of funds like iShares Core Allocation (AOM), an ETF that owns both stocks and bonds, and Fidelity Convertible Securities (FCVSX), which invests in lower-quality debt securities that can be converted into shares of common stock.

Value stocks lost more than growth stocks in the market decline, and we sold Janus Contrarian (JCONX) at a loss in early March. We also sold a few growth positions at a loss in March in order to buy into alternative funds. These losses can be used to offset future capital gains, which would otherwise be distributed, and this should benefit shareholders who own FUNDX in taxable accounts.

Many of FUNDX growth fund positions lost less than the fund’s benchmark Morningstar Global Market Large-Mid-Cap Index and the S&P 500 Index in March and contributed to the FUNDX’s benchmark-beating returns in the first quarter of 2020.

Participating in the stock market’s recovery

Stocks bounced strongly off the March lows and, as the recovery gained strength, we sold out of alternative funds and ETFs like SWAN, and we added to our current line-up of large-cap growth and technology-focused growth funds, taking positions in Fidelity Advisor Growth Opportunities (FAGCX), Vanguard Vanguard Mega Cap 300 Growth (MGK), and iShares Russell Top 200 Growth (IWY). Fidelity Convertible (FCVSX) has continued to earn a place in our current portfolio, even during the strong market recovery.

Sustainable growth funds like Calvert Equity (CEYIX), Brown Advisory Sustainable Growth (BAFWX) and Polen Growth (POLIX) were the star core funds we held throughout the last 12 months. Invesco Summit (ASMYX), which we bought in January, also added value year to date. These funds all lost less than the indexes in the first quarter and gained more than the indexes during the recovery, contributing to FUNDX’s strong gains for the Annual Report period.

FUNDX was up 17.55% for the 12 months ending September 30, 2020, surpassing the S&P 500’s 15.15% gain, and its benchmark Morningstar Global Market Large-Mid Cap Index, up 10.17%.

What’s ahead?

A year ago on September 30, 2019, FUNDX had 41% in large-cap growth stocks and 19% in the technology sector. This exposure grew over the past 12 months as large-cap growth and particularly technology names remained in favor. By September 30, 2020, FUNDX had 58% in large-cap growth stocks and 36% in tech.

We recognize that markets change, and we rely on our nimble strategy to help us navigate these changes. The past year shows how our approach can lead us to make important changes to FUNDX’s portfolio, and we are confident this strategy will help us move on if large-cap growth or technology falls out of favor.

Annual Report 2020	Fundxfunds.com	5

FUNDX	Upgrader Fund Growth Fund

FundX Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2020

As of 9/30/20	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	17.55%	12.06%	11.72%	10.58%
Morningstar Global Market Large-Mid Cap Index	10.17%	7.03%	10.24%	8.63%
S&P 500 Index	15.15%	12.28%	14.15%	13.74%

FundX Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2020

FUNDX	Upgrader Fund Growth Fund

0.2% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares	Investment Companies: 99.8%	Value
	Core Funds:
693,840	Brown Advisory Sustainable Growth Fund - Institutional Class	$24,215,015
14,626	Calvert Equity Fund - Class I	1,079,428
143,831	Fidelity Advisor Growth Opportunities Fund - Class I	19,768,155
128,891	Fidelity Blue Chip Growth Fund	18,522,911
587,591	Fidelity Convertible Securities Fund ^	21,670,365
702,300	Invesco Summit Fund - Class Y	19,250,033
96,700	iShares Russell Top 200 Growth ETF	11,736,479
764,028	Polen Growth Fund - Institutional Class	32,326,011
436,026	Transamerica Capital Growth - Class I	22,246,061
165,975	Transamerica U.S. Growth - Class I	4,599,163
66,500	Vanguard Growth ETF	15,136,065
108,700	Vanguard Mega Cap Growth ETF	20,152,980
	Total Core Funds 99.8%	210,702,666

	Total Investment Companies
	(Cost $169,124,161)	210,702,666

	Short-Term Investments: 0.3%
566,954	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	566,954

	Total Short-Term Investments
	(Cost $566,954)	566,954

	Total Investments: 100.1%
	(Cost $169,691,115)	211,269,620
	Liabilities in Excess of Other Assets: (0.1)%	(269,311)
	Net Assets: 100.0%	$211,000,309

#	Annualized seven-day yield as of September 30, 2020.
^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $4,005,957 (representing 1.9% of net assets).

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	7

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

The Aggressive Upgrader Fund (HOTFX) focuses on concentrated stock funds, including sector and country-specific funds and ETFs, which typically have above-average risk and higher potential volatility. HOTFX is actively managed in an attempt to capitalize on sector rotations and global market trends.

The technology trend continued through the Annual Report period, and HOTFX maintained a substantial allocation to technology sector funds and tech-heavy large-cap growth funds throughout the past 12 months. This exposure grew from roughly 36% at the start of the Annual Report period to nearly 55% as of September 30, 2020.

Three tech-focused funds were held for the entire Annual Report period: Fidelity Select Semiconductor (FSELX), SPDR Technology (XLK), and T. Rowe Price New America Growth (PNAIX), a more diversified fund that has nearly 40% in tech stocks.

Other tech exposure came from VanEck Semiconductor (SMH), Vanguard Information Technology (VGT), and Invesco QQQ (QQQ), which were bought in the fourth quarter of 2019, and Harbor Capital Appreciation (HACAX), Fidelity Trend (FTRNX), and TCW Select Equities (TGCEX), purchased in the first quarter.

These funds held up better than global and US indexes (as measured by the Morningstar Global Market Large-Mid Cap Index and the S&P 500 Index) when stocks fell into a bear market in March, and they also outpaced the indexes as stocks recovered over the next six months, contributing to HOTFX’s strong gains.

HOTFX was up 20.66% for the 12 months ending September 30, 2020, surpassing the S&P 500’s 15.15% gain, and returning twice as much as its benchmark, the Morningstar Global Market Large-Mid Cap Index, up 10.17%.

Not every fund we owned added value, however. In the fourth quarter of 2019, we’d begun to add positions in foreign funds, like iShares MSCI Eurozone ETF (EZU) and SPDR Euro STOXX 50 (FEZ), but US stocks pulled ahead strongly at the end of 2019, and these positions ended up being a drag on HOTFX’s returns and were soon replaced.

As stocks sank in March, we replaced our 15% stake in home construction ETFs with consumer staples and health care ETFs, which seemed to be better positioned in the pandemic. But while these consumer staples and health care ETFs gained in the months we owned them, they didn’t do as well as other sector funds, and we’d moved on by early June.

HOTFX also had some exposure to gold throughout the Annual Report period. We held VanEck Vectors Gold Miners (GDX) until March when we moved into SPDR Gold (GLD). GLD holds physical gold, and it tends to be less correlated with the stock market. While GLD has added value through September 30, 2020, it lost ground in August and September.

What happens if technology falls out of favor?

HOTFX is an aggressive fund that aims to invest in sectors that have had strong recent returns, so it’s no surprise that the fund’s exposure to the tech sector has grown during a period when tech has dominated. This tech exposure helped fuel the fund’s strong gains over the trailing 12 months, but we know that markets change and technology may not be in favor forever.

Our active investment approach is designed to adapt to changing markets, and it leads us to regularly reassess our positions to determine if they’re still worth owning. So far, tech-focused funds have continued to earn a place in our portfolio. And when the market inevitably changes, we’ll change, too.

8	Annual Report 2020

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FundX Aggressive Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2020

As of 9/30/20	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	20.66%	11.41%	10.32%	9.59%
Morningstar Global Market Large-Mid Cap Index	10.17%	7.03%	10.24%	8.63%
S&P 500 Index	15.15%	12.28%	14.15%	13.74%

FundX Aggressive Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2020	Fundxfunds.com	9

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

1.0% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares	Investment Companies: 99.0%	Value
	Aggressive Funds:
99,379	Fidelity Advisor Equity Growth Fund - Class I	$1,753,049
16,001	Fidelity Trend Fund	2,211,616
22,577	Harbor Capital Appreciation Fund - Institutional Class	2,345,576
22,000	Invesco QQQ Trust Series 1	6,112,480
30,459	Marsico Focus Fund	789,503
29,153	T. Rowe Price New America Growth Fund - Class I	2,002,534
57,936	TCW Select Equities Fund - Class I	2,019,062
	Total Aggressive Funds 49.1%	17,233,820

	Sector Funds:
117,157	Fidelity Select Semiconductors Portfolio	1,598,026
6,100	iShares Expanded Tech-Software Sector ETF	1,897,832
4,700	iShares U.S. Technology ETF	1,415,029
78,320	Matthews China Fund - Institutional Class	1,899,262
9,100	SPDR Gold Shares *	1,611,792
13,800	SPDR S&P Biotech ETF	1,537,734
28,000	Technology Select Sector SPDR Fund	3,267,600
11,500	VanEck Vectors Semiconductor ETF	2,003,300
7,400	Vanguard Information Technology ETF	2,304,730
	Total Sector Funds 49.9%	17,535,305

	Total Investment Companies
	(Cost $27,516,290)	34,769,125

10	Annual Report 2020

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares		Value
	Short-Term Investments: 1.1%
386,624	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	$386,624

	Total Short-Term Investments
	(Cost $386,624)	386,624

	Total Investments: 100.1%
	(Cost $27,902,914)	35,155,749
	Liabilities in Excess of Other Assets: (0.1)%	(52,369)
	Net Assets: 100.0%	$35,103,380

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	11

RELAX	Conservative Upgrader Fund Balanced Fund

The Conservative Upgrader Fund (RELAX) is an active balanced fund that can invest in core stock funds, total-return funds, and bond funds. It typically owns core stock funds for growth, and includes bonds and total-return funds as a way to buffer stock market volatility.

RELAX is designed for investors who seek the growth potential of a stock fund combined with the lower volatility of a fixed income fund.

Navigating 2020’s changing stock and bond markets

RELAX started the Annual Report period substantially invested in large-cap US growth stock funds, intermediate-term bond funds (along with a small allocation to high-yield bonds), and balanced funds, and that’s roughly how it was invested when stocks began to fall in mid-February.

As the global pandemic infected the stock and bond markets in March, we made substantial changes to RELAX’s portfolio in an attempt to reign in volatility and stem losses. We trimmed our growth fund positions and bought into alternative funds, such as Amplify BlackSwan Growth & Treasury Core ETF (SWAN), Core Alternative ETF (CCOR), and Merger Fund (MERIX). Alternative funds tend to use complex strategies that are designed to soften market downturns.

We also sold about 60% of RELAX’s bond positions, eliminating high-yield funds altogether and nearly all corporate bond funds (with the exception of two aggregate bond index funds) on March 12th. We shifted into ultra-short and short-term government bonds, like iShares 1-3 Year Treasury (SHY) and iShares Short Term Treasury (SHV). These funds tend to be the least risk areas of fixed income, and they held up better than the overall bond market in March.

These changes had mixed results: As the corporate bond market continued to crash in ensuing chaotic market days, the short-term Treasury funds held up nicely. But when the Federal Reserve took the unprecedented action of buying corporate bonds and bond ETF shares, corporate bond funds suddenly surged, and RELAX was not in a position to benefit from this.

Participating in the recovery

We didn’t stay invested in defensive funds, like alternative stock funds and short-term Treasuries for long. As stocks and bonds recovered in the second and third quarters, we bought into funds that had greater participation in the recovery, such as Transamerica Growth (TFOIX), Fidelity Advisor Growth Opportunities (FAGCX), Vanguard Intermediate-Term Bond ETF (BIV), and Metropolitan West High Yield Bond (MWHIX).

These funds contributed to RELAX’s double-digit gains for the trailing six months, but the first quarter losses weigh on RELAX’s returns for the last 12 months. RELAX gained 5.99% for the year ending September 30, while the funds benchmark, the Morningstar Global Market Large-Mid Cap Index, gained 10.17% and the Bloomberg Barclays US Aggregate Bond Index gained 6.98%.

RELAX’s positions in corporate and high-yield bond funds detracted from the fund’s performance in the first quarter. Fidelity Real Estate Income (FRIFX), which we’d owned since April 2019, was also a drag on RELAX’s returns in the first quarter; FRIFX was replaced on March 12th. Value stocks lost more than growth stocks in the market decline, and we sold Janus Contrarian (JCONX), our sole value fund position, at a loss in early March. These losses can be used to offset future capital gain distributions, which should benefit shareholders who own RELAX in taxable accounts.

RELAX’s growth stock fund positions contributed positively to its performance. Vanguard Growth ETF (VUG), which we bought in January, outpaced the S&P 500 year to date through September 30, 2020. Calvert Equity (CEYIX) and Polen Growth (POLIX) were both held for the full Annual Report period, and these longtime positions outpaced the Morningstar Global Market Large-Mid Cap Index and the S&P 500 Index for the 12 months ending September 30, 2020.

Looking ahead

The past year offers a real-world example of how we actively manage RELAX in an attempt to adapt to changing markets: if market conditions deteriorate, as we saw in March 2020, we can invest more conservatively, and we can also reposition the portfolio in time to participate in market gains. We hope this gives shareholders some reassurance in these uncertain times.

12	Annual Report 2020

RELAX	Conservative Upgrader Fund Balanced Fund

FundX Conservative Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2020

As of 9/30/20	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	5.99%	6.63%	7.72%	7.11%
Morningstar Global Market Large-Mid Cap Index	10.17%	7.03%	10.24%	8.63%
S&P 500 Index	15.15%	12.28%	14.15%	13.74%
Balanced Index (60% S&P 500 / 40% Barclays Aggregate Bond)	12.50%	9.84%	10.37%	9.85%
Barclays Aggregate Bond Index	6.98%	5.24%	4.18%	3.64%

FundX Conservative Upgrader Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap
Index, S&P 500 Index, Balanced Index and Barclays Aggregate Bond Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2020	Fundxfunds.com	13

RELAX	Conservative Upgrader Fund Balanced Fund

0.3% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares	Investment Companies: 99.7%	Value
	Bond Funds:
67,652	Carillon Reams Unconstrained Bond Fund - Class I	$865,264
83,070	Fidelity Capital & Income Fund	828,212
14,100	iShares Broad USD Investment Grade Corporate Bond ETF	856,998
12,100	iShares Core U.S. Aggregate Bond ETF	1,428,526
11,900	iShares iBoxx $ Investment Grade Corporate Bond Fund	1,603,049
153,011	Metropolitan West High Yield Bond Fund - Class I	1,568,361
157,544	Osterweis Strategic Income Fund	1,720,377
15,000	SPDR Bloomberg Barclays High Yield Bond ETF	1,564,050
16,700	Vanguard Intermediate-Term Bond ETF	1,561,116
8,700	Vanguard Total Bond Market ETF	767,514
	Total Bond Funds 15.3%	12,763,467
	Core Funds:
10,433	Fidelity Advisor Growth Opportunities Fund - Class I	1,433,965
16,282	Fidelity Blue Chip Growth Fund	2,339,902
113,055	Invesco Summit Fund - Class Y	3,098,847
22,000	iShares Edge MSCI USA Momentum Factor ETF	3,242,800
25,500	iShares Russell Top 200 Growth ETF	3,094,935
91,494	Polen Growth Fund - Institutional Class	3,871,096
53,204	Transamerica Capital Growth - Class I	2,714,444
15,000	Vanguard Growth ETF	3,414,150
11,300	Vanguard Mega Cap Growth ETF	2,095,020
	Total Core Funds 30.3%	25,305,159
	Total Return Funds:
131,403	Calvert Balanced Fund - Class I	4,989,352
66,621	Columbia Balanced Fund - Class I2	3,083,903
199,937	Fidelity Advisory Balanced Fund - Class I	4,974,423
184,438	Fidelity Puritan Fund	4,658,912
77,229	Fidelity Real Estate Income Fund	859,554
223,061	George Putnam Balanced Fund - Class Y	4,931,880
122,499	Janus Henderson Balanced Fund - Class I	4,768,892
190,803	Pax Sustainable Allocation Fund - Institutional Class	4,789,150
141,693	Permanent Portfolio - Class N	6,221,743
145,254	Vanguard STAR Fund - Investor Class	4,254,502
24,332	Vanguard Wellesley Income Fund - Admiral Class	1,618,310
	Total Total Return Funds 54.1%	45,150,621
	Total Investment Companies
	(Cost $75,496,010)	83,219,247

14	Annual Report 2020

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares		Value
	Short-Term Investments: 0.3%
223,170	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	$223,170

	Total Short-Term Investments
	(Cost $223,170)	223,170

	Total Investments: 100.0%
	(Cost $75,719,180)	83,442,417
	Liabilities in Excess of Other Assets: 0.0%	(31,308)
	Net Assets: 100.0%	$83,411,109

	# Annualized seven-day yield as of September 30, 2020.

	The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	15

INCMX	Flexible Income Fund Fixed Income

The Flexible Income Fund (INCMX) is predominantly a portfolio of bond funds, but may invest a portion of its portfolio in total-return or alternative funds. It is used by some investors as a standalone portfolio designed to deliver relatively low-volatility returns over time. It is often used by investors as a lower-risk component of a balanced portfolio that also includes equity-based funds.

The fiscal year ending September 30, 2020 saw some of the most dramatic shifts experienced in the bond market in history.

INCMX started the Annual Report period with a diversified assortment of funds: about 60% was invested in intermediate-term government and high-grade corporate bonds, a small weighting (about 7%) in high-yield bonds, 15% in global bond funds, and 10% each in real estate income and a balanced total-return fund. This mix allowed the portfolio to squeeze out a 0.9% return in the fourth quarter, outperforming the Bloomberg Barclays Aggregate Bond Index, which was flat for that quarter.

The first quarter of 2020 ushered in a very different set of circumstances, as fears of Covid-19 began to take hold. Treasury bonds became more appealing to investors, who began to sell out of riskier debt, and interest rates fell sharply in early March. The 10-year Treasury yield, which had started the year at 1.92% and hovered at just over 1.00% on March 4, fell to 0.54% in just three days. While this benefited government bonds, the turmoil of the stock market overwhelmed the market for all varieties of corporate debt. High-yield bonds tumbled in price, and even the most highly rated corporate bonds were sold off at fire sale prices. Because INCMX had been more concentrated in high-grade corporate bonds (as opposed to mortgage-backed or Treasury bond funds), the Fund experienced its sharpest downturn in its history.

We acted decisively to cut the risk of the portfolio, replacing corporate bond funds and balanced funds with ultra-short and short-term government bonds, like iShares 1-3 Year Treasury (SHY) and iShares Short Term Treasury (SHV). Our active management helped curtail further losses as the panic continued for several more days, but not before sustaining considerable damage. These changes had mixed results: As the corporate bond market continued to crash in ensuing chaotic market days, the short-term Treasury funds held up nicely. But when the Federal Reserve took the unprecedented action of buying corporate bonds and bond ETF shares, corporate bond funds suddenly surged, and INCMX was not positioned to benefit from this.

By April and May, the turmoil subsided and we began moving out of short-term Treasury ETFs and buying back into more diversified bond funds like iShares Broad US $ Investment Grade Corporate (USIG) and Vanguard Diversified Bond (BIV) and alternative funds like Calamos Market Neutral (CMNIX). By early June, we were buying high-yield funds like Metro West High Yield Bond (MWHYX) and SPDR BBG Barclays High Yield Bond (JNK). These changes led INCMX to participate more fully in the recovery as it continued into the third quarter.

Though INCMX outperformed its benchmark in the third quarter, the sharp pullback of March weighs on INCMX’s returns for the 12 months. INCMX lost -2.32% for the year ending September 30, while the fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index, gained 6.98%.

The past year offers a real-world example of how we actively manage INCMX in an attempt to adapt to changing markets: if market conditions deteriorate, as we saw in March 2020, we invest more conservatively, and we can also reposition the portfolio in an attempt to participate in market gains. We hope this gives shareholders some reassurance in these uncertain times.

16	Annual Report 2020

INCMX	Flexible Income Fund Fixed Income

FundX Flexible Income Fund: Performance Summary

Annualized Returns as of September 30, 2020

As of 9/30/20	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	-2.32%	0.84%	2.60%	2.75%
Barclays Aggregate Bond Index	6.98%	5.24%	4.18%	3.64%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.69%	1.20%	0.64%

FundX Flexible Income Fund Growth of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Bloomberg Barclays Aggregate Bond Index is a market-capitalization-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2020	Fundxfunds.com	17

INCMX	Flexible Income Fund Fixed Income

0.8% Short-Term Investments,
Inclusive of Other Assets

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares	Investment Companies: 99.2%	Value
	High Yield Bonds:
451,681	Fidelity Capital & Income Fund	$4,503,256
752,612	Metropolitan West High Yield Bond Fund - Class I ^	7,714,274
70,000	SPDR Bloomberg Barclays High Yield Bond ETF	7,298,900
	Total High Yield Bonds 22.9%	19,516,430

	Intermediate Term Bond Funds:
70,600	iShares Broad USD Investment Grade Corporate Bond ETF	4,291,068
76,500	iShares Core U.S. Aggregate Bond ETF	9,031,590
63,000	iShares iBoxx $ Investment Grade Corporate Bond Fund	8,486,730
95,100	Vanguard Intermediate-Term Bond ETF	8,889,948
15,500	Vanguard Total Bond Market ETF	1,367,410
	Total Intermediate Term Bond Funds 37.6%	32,066,746

	Strategic Bond Funds:
326,776	Carillon Reams Unconstrained Bond Fund - Class I	4,179,464
786,256	Osterweis Strategic Income Fund	8,585,922
	Total Strategic Bond Funds 14.9%	12,765,386

	Total Return Funds:
323,450	Fidelity Real Estate Income Fund	3,600,000
190,844	Permanent Portfolio - Class N	8,379,945
124,798	Vanguard Wellesley Income Fund - Admiral Class	8,300,326
	Total Total Return Funds 23.8%	20,280,271

	Total Investment Companies
	(Cost $83,099,284)	84,628,833

18	Annual Report 2020

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares		Value
	Short-Term Investments: 0.7%
616,745	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	$616,745

	Total Short-Term Investments
	(Cost $616,745)	616,745

	Total Investments: 99.9%
	(Cost $83,716,029)	85,245,578
	Other Assets in Excess of Liabilities: 0.1%	47,924
	Net Assets: 100.0%	$85,293,502

#	Annualized seven-day yield as of September 30, 2020.
^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $1,314,518 (representing 1.5% of net assets).

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	19

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

The Sustainable Impact Fund (SRIFX) integrates environmental, social, and governance (ESG) criteria into our longtime momentum-based investment approach. SRIFX invests primarily in core diversified stock funds that have average risk; it also may have limited exposure to more aggressive stock funds. SRIFX isn’t limited to investing in self-identified sustainable or socially responsible funds; it invests in funds and ETFs that have strong ESG ratings and strong recent returns.

SRIFX started the Annual Report period owning predominantly large-cap growth funds including Calvert Equity Fund (CEYIX), which has been held in the portfolio since late 2018, Amana Growth (AMIGX), and Polen Growth (POLIX). The portfolio also held a minority position in some lower-volatility and dividend value funds, including Vanguard Dividend Appreciation (VIG) and Invesco S&P 500 Low Volatility ETF (SPLV).

Low-volatility and dividend ETFs lagged in the fourth quarter, detracting from SRIFX’s fourth quarter performance, and were promptly replaced in December 2019. So when stocks began their descent in mid-February, SRIFX was primarily invested in growth funds with a small stake in Janus Contrarian (JCONX), a value fund that had bucked the trend and done well in 2019.

Navigating 2020’s up and down markets

As stocks plunged into a bear market in March, we took action in an attempt to stem the losses. We moved about 12% of the portfolio into alternative funds, including Amplify BlackSwan Growth & Treasury Core ETF (SWAN), AGFiQ US Market Neutral Anti-Beta ETF (BTAL), and Core Alternative ETF (CCOR). Alternative funds tend to use complex strategies that are designed to soften market downturns.

We sold Janus Contrarian (JCONX) at a loss in early March, and we also sold a few growth positions at a loss in March in order to buy into alternative funds. These tax losses can be used to offset future capital gains, which would otherwise be distributed, and this should benefit shareholders who own SRIFX in taxable accounts.

We did not stay invested in alternative funds for very long. As the market rebounded in the second quarter, we shed the positions in CCOR and BTAL and we entered the third quarter in a position to participate more fully in the continued market recovery.

These changes helped SRIFX gain 20.01% for the 12 months ending September 30, 2020, surpassing the S&P 500’s 15.15% gain, and returning almost twice as much as its benchmark, Morningstar Global Market Large-Mid Cap Index, up 10.17%.

Sustainable investing leads in 2020

SRIFX’s focus on investing in funds that have strong environmental, social and governance (ESG) ratings helped the fund through the volatile first half of 2020. Morningstar reported that in the first six months of the year, “an impressive 72% of sustainable equity funds rank in the top halves of their Morningstar Categories and all 26 ESG (environmental, social, and governance) index funds have outperformed their conventional index-fund counterparts.”

Sustainable growth funds were among SRIFX’s best performing positions during the Annual Report period. Calvert Equity (CEYIX), Brown Advisory Sustainable Growth (BAFWX) and Polen Growth (POLIX) were held for the full 12 months and contributed to SRIFX’s terrific performance during the Annual Report period. iShares Sustainable MSCI Global Impact (SDG), a sustainable ETF we bought in March, also added value over the last six months.

Calvert Equity and Brown Advisory Sustainable Growth are both well-established sustainable funds with at least a decade of experience finding companies with strong environmental, social, and governance (ESG) practices. Both funds avoid investing in fossil fuels, weapons, and tobacco. POLIX didn’t initially have an ESG focus; Barron’s reported that the fund company began looking at ESG in recent years because its European clients requested it.

These three funds made Barron’s annual list of Top Sustainable Mutual Funds, published January 17, 2020, and CEYIX and BAFWX were among Bloomberg’s Top 10 ESG funds in 2019, published January 29, 2020.

iShares MSCI Global Impact (SDG) is one of a growing number of sustainable ETFs that have come to market over the last few years (SDG began in April 2016). SDG tracks an index of companies that are working to address the United Nations Sustainable Development Goals. SDG was named one of Kiplinger’s “15 Best ESG Funds for Responsible Investors” on June 1, 2020.

20	Annual Report 2020

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

FundX Sustainable Impact Fund: Performance Summary

Annualized Returns as of September 30, 2020

As of 9/30/20	1 Year	3 Year	Since Inception (3/31/17)
FundX Sustainable Impact Fund	20.01%	12.94%	14.07%
Morningstar Global Market Large-Mid Cap Index	10.17%	7.03%	8.84%
S&P 500 Index	15.15%	12.28%	12.80%

FundX Sustainable Impact Fund Growth of $10,000 vs Morningstar Global Market Large-Mid Cap Index and S&P 500 Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfunds.com.

The Morningstar Global Market Large-Mid Cap Index measures the performance of developed and emerging countries across the world, targeting the top 90% of stocks by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 U.S. stocks, which is widely recognized as representative of the U.S. equity market. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2020	Fundxfunds.com	21

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

0.2% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2020
Shares	Investment Companies: 99.8%	Value
	Aggressive Funds:
23,806	AllianzGI Focused Growth Fund - Institutional Class	$1,487,133
11,600	Invesco QQQ Trust Series 1	3,222,944
	Total Aggressive Funds 21.5%	4,710,077

	Core Funds:
26,257	AB Large Cap Growth Fund, Inc. - Advisor Class	2,007,894
50,059	Brown Advisory Sustainable Growth Fund - Institutional Class	1,747,055
35,986	Calvert Equity Fund - Class I	2,655,782
31,328	Invesco Summit Fund - Class Y	858,709
31,500	iShares MSCI Global Impact ETF	2,532,600
54,596	Laudus U.S. Large Cap Growth Fund	1,527,052
31,541	Morgan Stanley Institutional Fund, Inc. - Global Opportunity Portfolio - Class A *	1,220,318
47,675	Polen Growth Fund - Institutional Class	2,017,140
16,579	Vanguard U.S. Growth Fund - Admiral Class	2,554,038
	Total Core Funds 78.3%	17,120,588

	Total Investment Companies
	(Cost $16,946,036)	21,830,665

	Short-Term Investments: 0.3%
69,535	Fidelity Investments Money Market Government Portfolio - Institutional Class, 0.01% #	69,535

	Total Short-Term Investments
	(Cost $69,535)	69,535

	Total Investments: 100.1%
	(Cost $17,015,571)	21,900,200
	Liabilities in Excess of Other Assets: (0.1)%	(31,785)
	Net Assets: 100.0%	$21,868,415

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

22	Annual Report 2020

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2020
	FundX	FundX Aggressive	FundX Conservative
	Upgrader Fund	Upgrader Fund	Upgrader Fund
Assets
Investments in securities, at value (identified cost $169,124,161, $27,516,290, $75,496,010) (See Note 2)	$210,702,666	$34,769,125	$83,219,247
Investments in short-term securities, at value (identified cost $566,954, $386,624, $223,170) (See Note 2)	566,954	386,624	223,170
Total securities, at value (identified cost $169,691,115, $27,902,914, $75,719,180) (See Note 2)	211,269,620	35,155,749	83,442,417
Receivables:
Fund shares sold	1,012	10	93,371
Dividends and interest	22	8,542	23,317
Prepaid expenses and other assets	28,962	13,805	15,539
Total assets	211,299,616	35,178,106	83,574,644
Liabilities
Payables:
Fund shares redeemed	12,954	2,575	27,463
Investment advisory fees, net	170,824	25,363	74,323
Administration and accounting fees	30,975	6,937	13,499
Audit fees	26,100	25,500	22,000
Custody fees	2,000	439	1,100
Transfer agent fees	17,798	3,860	7,381
Trustee fees	16,749	2,842	6,518
Other accrued expenses	21,907	7,210	11,251
Total liablities	299,307	74,726	163,535
Net Assets	$211,000,309	$35,103,380	$83,411,109
Net assets applicable to shares outstanding	$211,000,309	$35,103,380	$83,411,109
Shares outstanding; unlimited number of shares authorized
without par value	3,180,993	510,475	2,013,510
Net asset value, offering and redemption price per share	$66.33	$68.77	$41.43
Components of Net Assets
Paid-in capital	$169,323,206	$27,510,761	$76,287,106
Total distributable earnings	41,677,103	7,592,619	7,124,003
Net assets	$211,000,309	$35,103,380	$83,411,109

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	23

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2020
	FundX Flexible Income Fund	FundX Sustainable Impact Fund
Assets
Investments in securities, at value (identified cost $83,099,284, $16,946,036) (See Note 2)	$84,628,833	$21,830,665
Investments in short-term securities, at value (identified cost $616,745, $69,535) (See Note 2)	616,745	69,535
Total securities, at value (identified cost $83,716,029, $17,015,571) (See Note 2)	85,245,578	21,900,200
Receivables:
Fund shares sold	131,999	1,163
Dividends and interest	39,312	4,504
Prepaid expenses and other assets	16,024	8,968
Total assets	85,432,913	21,914,835
Liabilities
Payables:
Fund shares redeemed	24,528	—
Investment advisory fees, net	52,090	15,890
Administration and accounting fees	14,114	4,988
Audit fees	22,500	16,400
Custody fees	999	239
Transfer agent fees	7,077	1,475
Trustee fees	7,020	1,730
Other accrued expenses	11,083	5,698
Total liablities	139,411	46,420
Net Assets	$85,293,502	$21,868,415
Net assets applicable to shares outstanding	$85,293,502	$21,868,415
Shares outstanding; unlimited number of shares authorized without par value	3,168,786	657,262
Net asset value, offering and redemption price per share	$26.92	$33.27
Components of Net Assets
Paid-in capital	$89,358,500	$16,513,451
Total distributable earnings (loss)	(4,064,998)	5,354,964
Net assets	$85,293,502	$21,868,415

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2020

STATEMENT OF OPERATIONS For The Year Ended September 30, 2020
	FundX Upgrader Fund	FundX Aggressive Upgrader Fund	FundX Conservative Upgrader Fund
INVESTMENT INCOME
Dividends	$1,585,777	$278,208	$1,561,338
Interest	8,691	2,553	5,211
Total investment income	1,594,468	280,761	1,566,549
EXPENSES
Investment advisory fees	2,017,733	338,183	862,385
Transfer agent fees	150,842	37,703	67,134
Administration and accounting fees	165,957	34,315	76,783
Reports to shareholders	16,925	5,588	9,097
Custody fees	11,798	2,518	4,988
Audit fees	26,100	25,500	24,700
Registration fees	22,705	19,977	20,578
Trustee fees	65,071	10,938	26,609
Miscellaneous expenses	16,459	7,993	10,614
Interest expense (Note 6)	2,872	1,013	3,077
Legal fees	86,558	14,395	36,084
Insurance expense	13,352	2,313	6,202
Total expenses	2,596,372	500,436	1,148,251
Plus: fees recouped	—	—	19,220
Less: fees waived	—	(42,876)	(174)
Less: expenses paid indirectly (Note 3)	(48,850)	(6,556)	(21,126)
Net expenses	2,547,522	451,004	1,146,171
Net investment income (loss)	(953,054)	(170,243)	420,378
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,466,377)	377,270	(1,325,978)
Capital gain distributions from regulated investment companies	5,220,582	427,693	2,136,408
Change in net unrealized appreciation / depreciation on investments	29,710,718	5,619,953	2,587,579
Net realized and unrealized gain on investments	32,464,923	6,424,916	3,398,009
Net increase in net assets resulting from operations	$31,511,869	$6,254,673	$3,818,387

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	25

STATEMENT OF OPERATIONS For The Year Ended September 30, 2020
	FundX Flexible Income Fund	FundX Sustainable Impact Fund
INVESTMENT INCOME
Dividends	$2,533,516	$109,615
Interest	10,371	1,051
Total investment income	2,543,887	110,666
EXPENSES
Investment advisory fees	645,214	196,312
Transfer agent fees	56,418	13,943
Administration and accounting fees	79,809	22,959
Reports to shareholders	9,229	4,820
Custody fees	5,750	1,701
Audit fees	22,500	16,400
Registration fees	21,655	19,610
Trustee fees	29,274	6,445
Miscellaneous expenses	11,081	7,320
Interest expense (Note 6)	1,916	587
Legal fees	39,059	8,501
Insurance expense	6,099	1,326
Total expenses	928,004	299,924
Plus: fees recouped	4,367	—
Less: fees waived	(17,938)	(34,315)
Less: expenses paid indirectly (Note 3)	(8,189)	(3,116)
Net expenses	906,244	262,493
Net investment income (loss)	1,637,643	(151,827)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) investments	(2,763,248)	418,983
Capital gain distributions from regulated investment companies	143,647	412,588
Change in net unrealized appreciation / depreciation on investments	(1,583,042)	3,151,139
Net realized and unrealized gain (loss) on investments	(4,202,643)	3,982,710
Net increase (decrease) in net assets resulting from operations	$(2,565,000)	$3,830,883

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2020

FUNDX	Upgrader Fund Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(953,054)	$(708,193)
Net realized gain (loss) on investments	(2,466,377)	12,049,366
Capital gain distributions from regulated investment companies	5,220,582	9,607,438
Change in net unrealized appreciation / depreciation of investments	29,710,718	(20,547,142)
Net increase in net assets resulting from operations	31,511,869	401,469
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(17,353,173)	(20,015,603)
Total distributions to shareholders	(17,353,173)	(20,015,603)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(14,376,464)	(4,719,504)
Total change in net assets	(217,768)	(24,333,638)

NET ASSETS
Beginning of year	211,218,077	235,551,715
End of year	$211,000,309	$211,218,077

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	202,413	$12,090,726	365,930	$21,638,558
Shares issued in reinvestment of distributions	281,242	17,023,561	386,251	19,772,196
Shares redeemed	(752,575)	(43,490,751)	(782,136)	(46,130,258)
Net change in shares outstanding	(268,920)	$(14,376,464)	(29,955)	$(4,719,504)

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	27

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(170,243)	$(180,824)
Net realized gain on investments	377,270	497,199
Capital gain distributions from regulated investment companies	427,693	1,373,069
Change in net unrealized appreciation / depreciation of investments	5,619,953	(3,570,394)
Net increase (decrease) in net assets resulting from operations	6,254,673	(1,880,950)
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,279,285)	(5,758,556)
Total distributions to shareholders	(1,279,285)	(5,758,556)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(5,669,600)	(1,444,770)
Total change in net assets	(694,212)	(9,084,276)

NET ASSETS
Beginning of year	35,797,592	44,881,868
End of year	$35,103,380	$35,797,592

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	10,452	$613,521	26,789	$1,441,578
Shares issued in reinvestment of distributions	20,752	1,273,140	113,578	5,692,539
Shares redeemed	(126,898)	(7,556,261)	(144,997)	(8,597,996)
Other transactions ^	—	—	—	19,109
Net change in shares outstanding	(95,694)	$(5,669,600)	(4,630)	$(1,444,770)

^	Reimbursement from FundX Investment Group, LLC due to shareholder activity.

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2020

RELAX	Conservative Upgrader Fund Balanced Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$420,378	$430,245
Net realized gain (loss) on investments	(1,325,978)	1,998,755
Capital gain distributions from regulated investment companies	2,136,408	1,642,447
Change in net unrealized appreciation / depreciation of investments	2,587,579	(3,130,777)
Net increase in net assets resulting from operations	3,818,387	940,670
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,230,437)	(2,483,781)
Total distributions to shareholders	(3,230,437)	(2,483,781)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(16,444,606)	40,726,906
Total change in net assets	(15,856,656)	39,183,795

NET ASSETS
Beginning of year	99,267,765	60,083,970
End of year	$83,411,109	$99,267,765

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold - in connection with reorganization *	—	$—	1,211,986	$48,858,688
Shares sold	236,507	9,335,370	476,004	18,618,379
Shares issued in reinvestment of distributions	78,857	3,204,732	70,241	2,466,178
Shares redeemed	(757,049)	(28,984,921)	(754,361)	(29,216,339)
Other transactions ^	—	213	—	—
Net change in shares outstanding	(441,685)	$(16,444,606)	1,003,870	$40,726,906

*	See Note 8 of the financial statements.
^	Reimbursement from U.S. Bank Global Fund Servcies due to shareholder activity.

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	29

INCMX	Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,637,643	$2,026,576
Net realized loss on investments	(2,763,248)	(1,061,264)
Capital gain distributions from regulated investment companies	143,647	543,925
Change in net unrealized appreciation / depreciation of investments	(1,583,042)	1,576,209
Net increase (decrease) in net assets resulting from operations	(2,565,000)	3,085,446
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,989,481)	(3,042,713)
Total distributions to shareholders	(1,989,481)	(3,042,713)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(7,585,784)	(2,526,938)
Total change in net assets	(12,140,265)	(2,484,205)

NET ASSETS
Beginning of year	97,433,767	99,917,972
End of year	$85,293,502	$97,433,767

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	389,876	$10,704,459	1,771,250	$47,680,035
Shares issued in reinvestment of distributions	71,168	1,983,442	115,300	3,032,401
Shares redeemed	(755,866)	(20,273,685)	(1,928,611)	(53,239,374)
Net change in shares outstanding	(294,822)	$(7,585,784)	(42,061)	$(2,526,938)

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2020

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(151,827)	$(102,487)
Net realized gain (loss) on investments	418,983	(625,638)
Capital gain distributions from regulated investment companies	412,588	674,674
Change in net unrealized appreciation of investments	3,151,139	187,695
Net increase in net assets resulting from operations	3,830,883	134,244
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(49,211)	(1,420,039)
Total distributions to shareholders	(49,211)	(1,420,039)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(2,179,632)	1,827,176
Total change in net assets	1,602,040	541,381

NET ASSETS
Beginning of year	20,266,375	19,724,994
End of year	$21,868,415	$20,266,375

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	81,382	$2,137,462	446,712	$11,274,656
Shares issued in reinvestment of distributions	1,658	49,211	61,394	1,420,039
Shares redeemed	(154,834)	(4,366,305)	(401,965)	(10,867,519)
Net change in shares outstanding	(71,794)	$(2,179,632)	106,141	$1,827,176

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	31

FUNDX	Upgrader Fund Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$61.22	$67.69	$57.53	$50.52	$46.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.28) (5)	(0.20) (5)	(0.34) (5)	0.12 (5)	0.11 (5)
Net realized and unrealized gain (loss) on investments	10.53	(0.13)	10.77	7.15	3.67
Total from investment operations	10.25	(0.33)	10.43	7.27	3.78

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.27)	(0.26)	(0.25)
From net realized gain	(5.14)	(6.14)	—	—	—
Total distributions	(5.14)	(6.14)	(0.27)	(0.26)	(0.25)
Net asset value, end of year	$66.33	$61.22	$67.69	$57.53	$50.52

Total return	17.55%	1.30%	18.19%	14.45%	8.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$211.0	$211.2	$235.6	$222.1	$226.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.29% (6)	1.28% (6)	1.27% (6)	1.31% (6)	1.31%
After fees waived and expenses absorbed (3)	1.29% (6)	1.28% (6)	1.27% (6)	1.31% (6)	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.50)% (6)	(0.37)% (6)	(0.61)% (6)	0.19% (6)	0.19%
After fees waived and expenses absorbed (4)	(0.50)% (6)	(0.37)% (6)	(0.61)% (6)	0.19% (6)	0.21%
Portfolio turnover rate	175%	107%	83%	172%	172%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.26%, 1.25%, 1.21%, 1.28%, and 1.27%, for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.47)%, (0.34)%, (0.55)%, 0.22%, and 0.23%, for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $2,872 or 0.00%, $1,069 or 0.00%, $1,117 or 0.00% and $737 or 0.00% of average net assets for the year ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30,2017, respectively.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2020

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$59.06	$73.48	$62.16	$57.31	$52.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.31) (5)	(0.29) (5)	(0.55) (5)	(0.03) (5)	(0.01) (5)
Net realized and unrealized gain (loss) on investments	12.24	(3.79)	11.87	5.04	4.58
Total from investment operations	11.93	(4.08)	11.32	5.01	4.57

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.16)	(0.04)
From net realized gain	(2.22)	(10.34)	—	—	—
Total distributions	(2.22)	(10.34)	—	(0.16)	(0.04)
Net asset value, end of year	$68.77	$59.06	$73.48	$62.16	$57.31

Total return	20.66%	-3.05%	18.21%	8.77%	8.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$35.1	$35.8	$44.9	$43.4	$53.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.48% (6)	1.44% (6)	1.42% (6)	1.45% (6)	1.41%
After fees waived and expenses absorbed (3)	1.35% (6)	1.35% (6)	1.35% (6)	1.35% (6)	1.31%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.65)% (6)	(0.59)% (6)	(0.90)% (6)	(0.15)% (6)	(0.15)%
After fees waived and expenses absorbed (4)	(0.52)% (6)	(0.50)% (6)	(0.83)% (6)	(0.05)% (6)	(0.05)%
Portfolio turnover rate	159%	187%	144%	186%	226%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.33%, 1.34%, 1.33%, 1.34%, and 1.29%, for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.50)%, (0.49)%, (0.81)%, (0.05)%, and (0.03)%, for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively.
(Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $1,013 or 0.00%, $600 or 0.00%, $428 or 0.00% and $1,864 or 0.00% of average net assets for the years ended September 30, 2020 September 30, 2019, September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	33

RELAX	Conservative Upgrader Fund Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2020	2019 (7)	2018	2017	2016
Net asset value, beginning of year	$40.43	$41.40	$40.41	$36.87	$35.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.19 (5)	0.27 (5)	0.26 (5)	0.51 (5)	0.48 (5)
Net realized and unrealized gain on investments	2.20	0.63	4.01	3.57	2.18
Total from investment operations	2.39	0.90	4.27	4.08	2.66

LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.16)	(0.52)	(0.54)	(0.54)
From net realized gain	(0.93)	(1.71)	(2.76)	—	(0.92)
Total distributions	(1.39)	(1.87)	(3.28)	(0.54)	(1.46)
Net asset value, end of year	$41.43	$40.43	$41.40	$40.41	$36.87

Total return	5.99%	2.84%	11.22%	11.19%	7.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$83.4	$99.3	$60.1	$57.6	$55.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees recaptured/waived and expenses absorbed	1.33% (6)	1.35% (6)	1.35% (6)	1.40% (6)	1.40%
After fees recaptured/waived and expenses absorbed (3)	1.35% (6)	1.35% (6)	1.35% (6)	1.35% (6)	1.32%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	0.48% (6)	0.66% (6)	0.61% (6)	1.25% (6)	1.23%
After fees waived and expenses absorbed (4)	0.46% (6)	0.66% (6)	0.61% (6)	1.30% (6)	1.31%
Portfolio turnover rate	172%	151%	92%	129%	140%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.33%, 1.32%, 1.31%, 1.32%, and 1.30%, for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.48%, 0.69%, 0.65%, 1.33%, and 1.33%, for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $3,077 or 0.00%, $1,536 or 0.00%, $734 or 0.00% and $366 or 0.00% of average net assets for the years ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively.
(7)	On July 26, 2019, shares of the FundX Tactical Upgrader Fund were reorganized into shares of the FundX Conservative Upgrader Fund. Activity after July 26, 2019 reflects the Funds’ combined operations.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2020

INCMX	Flexible Income Fund Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$28.13	$28.50	$29.16	$28.61	$28.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.49 (5)	0.60 (5)	0.84 (5)	0.97 (5)	0.79 (5)
Net realized and unrealized gain (loss) on investments	(1.12)	0.35	(0.48)	0.33	0.82
Total from investment operations	(0.63)	0.95	0.36	1.30	1.61

LESS DISTRIBUTIONS:
From net investment income	(0.58)	(1.32)	(1.02)	(0.75)	(1.25)
From net realized gain	—	—	—	—	—
Total distributions	(0.58)	(1.32)	(1.02)	(0.75)	(1.25)
Net asset value, end of year	$26.92	$28.13	$28.50	$29.16	$28.61

Total return	-2.32%	3.66%	1.25%	4.74%	5.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$85.3	$97.4	$99.9	$98.1	$91.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.01% (6)	1.01% (6)	0.98% (6)	1.03% (6)	1.01%
After fees waived and expenses absorbed (3)	0.99% (6)	1.00% (6)	0.99% (6)	0.99% (6)	0.99%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS (2):
Before fees recaptured/waived and expenses absorbed	1.75% (6)	2.14% (6)	2.95% (6)	3.35% (6)	2.79%
After fees recaptured/waived and expenses absorbed (4)	1.77% (6)	2.15% (6)	2.94% (6)	3.39% (6)	2.81%
Portfolio turnover rate	262%	180%	105%	82%	130%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.98%, 0.97%, 0.98%, 0.96%, and 0.97% for the years ended September 30, 2020, September 30, 2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(4)	Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 1.78%, 2.18%, 2.95%, 3.41%, and 2.83%, for the years ended September 30, 2020, September 30,2019, September 30, 2018, September 30, 2017, and September 30, 2016, respectively. (Note 3)
(5)	Calculated using the average shares outstanding method.
(6)	Includes interest expense of $1,916 or 0.00%, $10,082 or 0.01%, $1,173 or 0.00% and $999 or 0.00% of average net assets for the years ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2020	Fundxfunds.com	35

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,			March 31, 2017* through
	2020	2019	2018	September 30, 2017
Net asset value, beginning of year	$27.80	$31.67	$27.52	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.23) (6)	(0.15) (6)	(0.18) (6)	(0.13) (6)
Net realized and unrealized gain on investments	5.77	0.17	4.84	2.65
Total from investment operations	5.54	0.02	4.66	2.52

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.40)	—
From net realized gain	(0.07)	(3.89)	(0.11)	—
Total distributions	(0.07)	(3.89)	(0.51)	—
Net asset value, end of year	$33.27	$27.80	$31.67	$27.52

Total return	20.01%	2.49%	17.12%	10.08% ^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$21.9	$20.3	$19.7	$10.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.52% (4)	1.52% (4)	1.55% (4)	2.25% (4) +
After fees waived and expenses absorbed	1.35% (3) (4)	1.36% (3) (4)	1.35% (4)	1.35% (4) +

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.96)% (4)	(0.72)% (4)	(0.81)% (4)	(1.85)% (4) +
After fees waived and expenses absorbed	(0.79)% (4) (5)	(0.56)% (4) (5)	(0.61)% (4)	(0.95)% (4) +
Portfolio turnover rate	156%	190%	161%	27% ^

*	The FundX Sustainable Impact Fund was incepted March 31, 2017.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.34% and 1.35% for the year ended September 30, 2020 and September 30, 2019. (Note 3)
(4)	Includes interest expense of $587 or 0.01%, $2,387 or 0.01%, $32 or 0.00% and $0 or 0.00% of average net assets for the years ended September 30, 2020, September 30, 2019, September 30, 2018 and September 30, 2017, respectively.
(5)	Including credit for expenses paid indirectly, the ratio of net investment loss to average net assets would have been (0.78)% and (0.55)% for the year ended September 30, 2020 and September 30, 2019. (Note 3)
(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2020

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020

NOTE 1 – ORGANIZATION

FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), and FundX Sustainable Impact Fund (“Sustainable Impact Fund”), collectively, the “Funds”. Effective March 31, 2017, the Trust launched the Sustainable Impact Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014, except for the Sustainable Impact Fund.

The Upgrader Fund commenced operations on November 1, 2001. The Aggressive Fund, Conservative Fund and Flexible Income Fund commenced operations on July 1, 2002. The Sustainable Impact Fund commenced operations on March 31, 2017.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Sustainable Impact Fund is to obtain long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2020 the Funds did not hold fair valued securities.

The Funds may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report 2020	Fundxfunds.com	37

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020, continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2020:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$210,702,666	$ —	$ —	$210,702,666
Short-Term Investments	566,954	—	—	566,954
Total Investments in Securities	$211,269,620	$ —	$ —	$211,269,620

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$34,769,125	$ —	$ —	$34,769,125
Short-Term Investments	386,624	—	—	386,624
Total Investments in Securities	$35,155,749	$ —	$ —	$35,155,749

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$83,219,247	$ —	$ —	$83,219,247
Short-Term Investments	223,170	—	—	223,170
Total Investments in Securities	$83,442,417	$ —	$ —	$83,442,417

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$84,628,833	$ —	$ —	$84,628,833
Short-Term Investments	616,745	—	—	616,745
Total Investments in Securities	$85,245,578	$ —	$ —	$85,245,578

FUNDX SUSTAINABLE IMPACT FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$21,830,665	$ —	$ —	$21,830,665
Short-Term Investments	69,535	—	—	69,535
Total Investments in Securities	$21,900,200	$ —	$ —	$21,900,200

See schedule of investments for breakout of investment company types.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For fiscal year ended September 30, 2020, the Upgrader Fund, Aggressive Upgrader Fund and Sustainable Impact Fund had late year losses of $852,308, $190,794, and $156,016, respectively. No Fund had any post October losses.

At September 30, 2020, the following Capital Loss Carryover were available:

	Infinite Short-Term	Total
CONSERVATIVE UPGRADER FUND	$(608,699)	$(608,699)
FLEXIBLE INCOME FUND	$6,484,992	$6,484,992

Capital Loss Carryover for the Conservative Upgrader Fund is subject to Annual Section 382 Limitation, of which $107,732 is available on 9/30/2021.

As of September 30, 2020, there were no Capital Loss Carryover available to offset future gains for the Upgrader Fund, Aggressive Upgrader Fund, and Sustainable Impact Fund.

38	Annual Report 2020

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020, continued

For fiscal year ended September 30, 2020, the following Fund has utilized Capital Loss Carryover in the following amount:

CONSERVATIVE UPGRADER FUND	$521,524

For fiscal year ended September 30, 2020, the following Fund has generated Capital Loss Carryover in the following amount:

FLEXIBLE INCOME FUND	$2,643,870

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017-2019, or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2020, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
UPGRADER FUND	$(1,389,910)	$1,389,910
AGGRESSIVE FUND	(197,091)	197,091
SUSTAINABLE IMPACT FUND	(90,312)	90,312

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications, use of equalization, and merger adjustments.

I. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

J. COVID-19 Pandemic. The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund, the Conservative Fund, and the Sustainable Impact Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the year ended September 30, 2020, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, and Sustainable Impact Fund incurred $2,017,733, $338,183, $862,385, $645,214 and $196,312 in investment advisory fees, respectively.

Annual Report 2020	Fundxfunds.com	39

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020, continued

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.35%	SUSTAINABLE IMPACT FUND	1.35%
CONSERVATIVE FUND	1.35%

From August 4, 2014, the Fund’s commencement of operations, to January 31, 2016 the Fund’s expense were capped at 1.25%, 1.25%, 1.25%, and 0.99% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, and Flexible Income Fund, respectively. On November 18, 2015 the Board of Trustees approved a proposal to increase the expense cap to 1.35%, 1.35%, and 1.35% of average daily net assets for the Upgrader Fund, Aggressive Fund, and Conservative Fund, respectively, effective February 1, 2016. There were no changes to the allowable expense of Flexible Income Fund.

The contract is in effect through January 31, 2022 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following thirty six months after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2020, the Advisor waived $0, $42,876, $174, $17,938 and $34,315 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Sustainable Impact Fund, respectively. For the year ended September 30, 2020, the Advisor recaptured fees of $19,220 and $4,367 from the Conservative Fund and the Flexible Income Fund, respectively.

At September 30, 2020, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Aggressive Fund, Conservative Fund, Flexible Income and Sustainable Impact Fund that may be recouped was $105,913, $174, $27,684 and $94,338 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2021	2022	2023	Total
AGGRESSIVE FUND	$29,675	$33,362	$42,876	$105,913
CONSERVATIVE FUND	—	—	174	174
FLEXIBLE FUND	—	9,746	17,938	27,684
SUSTAINABLE IMPACT FUND	30,358	29,665	34,315	94,338

U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2020 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). The Custodian is an affiliate of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. Fund Services and the Funds have agreed that Fund Services will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2020, this expense reduction, in aggregate, equaled $48,850, $6,556, $21,126, $8,189 and $3,116 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund and Sustainable Impact Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

40	Annual Report 2020

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020, continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2020 are as follows:

	Purchases	Sales
UPGRADER FUND	$353,006,347	$380,337,828
AGGRESSIVE FUND	53,848,691	60,863,689
CONSERVATIVE FUND	147,685,873	164,528,179
FLEXIBLE INCOME FUND	240,940,601	248,863,372
SUSTAINABLE IMPACT FUND	30,700,873	32,668,944

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2020 and the year ended September 30, 2019 were as follows:

	Year Ended September 30, 2020		September 30, 2019
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$ —	$17,353,173	$8,130,940	$11,884,663
AGGRESSIVE FUND	—	1,279,285	2,154,279	3,604,277
CONSERVATIVE FUND	1,063,644	2,166,793	771,953	1,711,828
FLEXIBLE INCOME FUND	1,989,481	—	3,042,713	—
SUSTAINABLE IMPACT FUND	38,803	10,408	947,697	472,342

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2020.

As of September 30, 2020, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$169,691,115	$27,902,914	$75,864,911
Gross tax unrealized appreciation	41,929,002	7,358,459	7,884,025
Gross tax unrealized depreciation	(350,497)	(105,624)	(306,519)
Net tax unrealized appreciation	$41,578,505	$7,252,835	$7,577,506
Undistributed ordinary income	$ —	$ —	$155,196
Undistributed long-term capital gain	950,906	530,654	—
Total distributable earnings	$950,906	$530,654	$155,196
Other accumulated loss	(852,308)	(190,870)	(608,699)
Total accumulated gain/(loss)	$41,677,103	$7,592,619	$7,124,003

	FUNDX FLEXIBLE INCOME FUND	FUNDX SUSTAINABLE IMPACT FUND
Cost of investments	$83,716,029	$17,015,571
Gross tax unrealized appreciation	1,870,864	4,884,629
Gross tax unrealized depreciation	(341,315)	—
Net tax unrealized appreciation	$1,529,549	$4,884,629
Undistributed ordinary income	$890,445	$ —
Undistributed long-term capital gain	—	626,351
Total distributable earnings	$890,455	$626,351
Other accumulated loss	(6,484,992)	(156,016)
Total accumulated gain/(loss)	(4,064,998)	$5,354,964

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

Annual Report 2020	Fundxfunds.com	41

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020, continued

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2020 the average interest rate on the credit facility was the prime rate for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the year ended September 30, 2020 the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate	Outstanding Balance at September 30, 2020
UPGRADER FUND	$51,981	$2,380,000	$2,872	4.15%	$ —
AGGRESSIVE FUND	20,702	646,000	1,013	4.09%	—
CONSERVATIVE FUND	67,197	2,664,000	3,077	4.22%	—
FLEXIBLE INCOME FUND	49,235	1,270,000	1,916	3.53%	—
SUSTAINABLE IMPACT FUND	12,839	1,011,000	587	4.25%	—

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted these changes into their financial statements.

42	Annual Report 2020

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2020, continued

NOTE 8 – FUND REORGANIZATION

As of the close of business on July 26, 2019, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Trustees, all of the assets, subject to the liabilities, of the FundX Tactical Upgrader Fund (“Acquired Fund”) were transferred to the FundX Conservative Upgrader Fund (“Acquiring Fund”). The purpose of the transfers was to benefit shareholders through improved economies of scale by combining similar funds with comparable investment objectives and strategies. The merger was a tax-free event to the Funds’ shareholders. For financial reporting purposes, the Acquiring Fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Fund. Information with respect to the net assets and other relevant operating data for the Acquired Fund on the merger date is included below:

Acquired Fund	FundX Tactical Upgrader Fund
Net Assets	$48,858,688
Shares Outstanding	1,934,752
Net Asset Value	$25.25
Investments at fair value	$48,890,812
Unrealized appreciation/depreciation	$2,488,617
Undistributed net investment income	—
Accumulated net realized gain (loss)	—
Tax capital loss carryforward	—
Acquiring Fund	FundX Conservative Upgrader Fund
Net Assets immediately prior to merger	$55,474,880
Net Assets immediately after merger	$104,333,568
Fund Shares Issued in exchange for acquired fund	1,211,986
Exchange rate for shares issued	0.63
Assuming the acquisition had been completed on October 1, 2018, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the period ended September 30, 2019, are as follows:
Net investment income	$729,263
Net realized and unrealized gain on Investments	$2,617,508
Total increase from operations	$3,346,771

Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquistion was completed, it is not practical to separate the amounts of the revenue and earnings of the Acquired Fund that has been included in the Acquiring Fund’s statement of operations since July 26, 2019.

Annual Report 2020	Fundxfunds.com	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
FundX Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Sustainable Impact Fund (the “Funds”), each a series of FundX Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting FundX Investment Trust	Statement of operations	Statements of changes in net assets	Financial highlights
FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the five years in the period ended September 30, 2020
FundX Sustainable Impact Fund	For the year ended September 30, 2020	For each of the two years in the period ended September 30, 2020	For each of the three years in the period ended September 30, 2020 and for the period March 31, 2017 (commencement of operations) through September 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 19, 2020

44	Annual Report 2020

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur aquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,344.60	$7.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.64	$6.42
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$1,388.20	$7.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.76
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,179.70	$7.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.37	$6.69
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$1,034.20	$5.00
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.09	$4.96
FUNDX SUSTAINABLE IMPACT FUND
Actual	$1,000.00	$1,361.90	$7.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.32	$6.74

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Sustainable Impact Fund were 1.27%, 1.34%, 1.33%, 0.98%, and 1.34%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 to reflect the one-half year period.

Annual Report 2020	Fundxfunds.com	45

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	5	Director, Balco, Inc., (2018-Present).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Independent Trustee	Indefinite term; Since April 2014	Retired; Certified Public Accountant; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	5	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (Consulting Services) (1980-Present).	5	Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010-Present). Trustee, Firsthand Funds (two portfolios) (2013-Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that sponsors iShares Gold Trust, iShares Silver Trust, and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).
Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, LLC since 1978.	5	None

46	Annual Report 2020

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED), continued

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jeff Smith (born 1975) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President	Indefinite Term; Since March 2018	Managing Partner, FundX Investment Group, LLC since 2001.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Indefinite Term; Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, LLC since 1990.	N/A	N/A
William McDonell (born 1951) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Secretary	Indefinite Term; Since March 2018	Compliance Manager, FundX Investment Group, LLC and FundX Investment Trust, 2016-present; Chief Compliance Officer, Atherton Lane Advisers LLC and Deep Blue Capital Management, L.P., 2008-2016.	N/A	N/A

Annual Report 2020	Fundxfunds.com	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 20, 2020, the Fund’s Board of Trustees, by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940), approved the renewal and continuation of the investment management agreement (the “Advisory Agreement”) between FundX Investment Trust (the “Trust”), on behalf of FundX Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Aggressive Upgrader Fund and FundX Sustainable Impact Fund (collectively the “Funds”) and its investment advisor, FundX Investment Group, LLC (the “Advisor”) for an additional term of one year through August 4, 2021.

In connection with their deliberations related to the Advisory Agreement, the Board requested, and the Advisor provided, information that the Board (with the advice from independent legal counsel) deemed reasonably necessary for the Independent Trustees to gain a sufficiently detailed understanding of the services provided by the Advisor and to ensure that all necessary and relevant information was duly considered.

The Board considered a variety of factors in connection with its review of the Advisory Agreement, also taking into account information provided by the Advisor during the course of the year. The following summarizes key factors considered:

Services Provided by the Advisor

The Board considered the nature, quality and extent of the services provided to the Funds by the Advisor. These services included managing the Funds’ various investment portfolios, focusing on each individual Fund’s distinct investment program, in addition to providing a variety of related services, including, but not limited to, investment valuation and pricing; operational and administrative services; regulatory compliance; shareholder communications; and maintaining the Fund’s records, filings and registrations. In particular, the Board considered and reviewed the Advisor’s compliance record, as well as the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Funds. In addition, the Board noted the Advisor’s ability to perform all services without interruption or exception during the COVID-19 global pandemic. The resources and capabilities of the Advisor and the services provided by Advisor personnel were reviewed and were deemed to be adequate in all material respects and in line with industry standards. The Board requested and received reports on the Advisor’s on-going plans and commitments with respect to research and development initiatives and enhancements to the investment decision and risk metric ranking processes. The Board additionally considered the portfolio transaction costs incurred by the Funds and noted the Advisor’s ability to manage investment portfolios with relatively low brokerage commissions, transaction costs and portfolio turnover rates. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor. The Board also considered the Advisor’s stated strategy to invest in other investment companies (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board concluded that the services provided under the Advisory Agreement were not duplicative of the services provided under the Acquired Funds’ advisory contracts.

Comparative Performance and Expense Information

The Board reviewed and considered independent performance and expense summaries provided by Broadridge Financial Solutions, Inc. comprised of data and analytics produced and assembled by Morningstar, Inc. (the “Morningstar Reports”). The Morningstar Reports compared each Fund with peer group funds managed by other advisors identified by Morningstar®. The Morningstar Reports also provided information regarding advisory fee rates, both net and gross expenses relative to assets, risk metric comparisons, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and appropriate indices, including risk adjusted performance analysis, standard deviation versus total return and performance consistency. The Board discussed these reports with Broadridge representatives, receiving additional details regarding the format, content and methodologies utilized by Morningstar® in the preparation of the reports. The Broadridge representatives noted and reported that the Advisor’s proprietary “upgrading” strategy for the Funds makes the Funds somewhat unique compared to other funds in the Morningstar® peer group universe, which was duly considered as part of the Board’s evaluation of the Morningstar Reports. The Board also considered that the Advisor’s fund of funds structure provides certain advisory services not provided by peer funds which lack this structure. These services include proprietary “upgrading” methodologies for portfolio construction, with constant monitoring and on-going rotation among funds held in investment portfolios.

The Board considered short-term, intermediate and long-term investment performance for each Fund. While the information provided in the Morningstar Reports showed that the individual Funds’ short-term performance lags their respective benchmarks, it was noted that each of the Funds outperformed its respective Morningstar® category median for the one year period ended March 31,2020 and over certain intermediate periods for each Fund, performance compared favorably to peer group medians. The Board considered the Advisor’s on-going and long-term commitment to the Advisor’s proprietary “upgrading” strategy and risk ranking methodology in relation to total return performance over various periods for all Funds and concluded that the Advisor provides value for shareholders by utilizing a consistent, transparent and disciplined investment strategy over longer periods of time. In addition, the Board considered that the investment performance delivered by the Advisor to the Funds appeared to be consistent with the relevant performance delivered for other clients of the Advisor.

The Board considered expense ratios and base management fees for each of the Funds and concluded that they were within a reasonable range when compared to peer funds with similar management fee structures, particularly in light of the Funds not having 12b-1 fees, in contrast to the majority of the Morningstar® peer group funds. The Board also considered the Advisor’s continuing commitment to providing expense limitation agreements for the Funds and noted that each Fund has breakpoints set at certain asset levels, which compare favorably to those for peer group funds, and which may reasonably be expected to enable shareholders to benefit from potential economies of scale with growth of the Funds.

48	Annual Report 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT, continued

Other Considerations

The Board considered the Funds’ portfolio turnover and brokerage commissions, including “soft dollar” arrangements, and concluded that the Advisor does not unduly benefit from such arrangements or receive other “fall out” benefits related to Fund portfolio trading.

The Board considered the Advisor’s substantial commitment to recruiting and retaining high quality personnel and to maintaining sufficient financial, compliance and operational resources reasonably necessary to manage the Funds in a consistently professional manner and in the best interests of the Funds’ shareholders. In addition, the Board considered the Advisor’s efforts in improving the utilization of resources and maximizing the effectiveness of investment strategies and methodologies in support of the Funds. The Board also noted the Advisor’s longstanding professional and entrepreneurial commitment to the proprietary “upgrader” portfolio management process and to the success of the Funds.

The Independent Trustees also considered the fees charged to the Funds in relation to the fees charged to the Advisor’s private accounts. They noted that the fees charged to the Funds are not in excess of fees charged to Advisor’s private account clients. The management fees for the Funds were deemed to be reasonable when considered in relation to the additional work the Advisor is required to perform for Fund shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance burdens, expanded disclosure requirements, record keeping and reporting. The Board also considered the Advisor’s responsibilities with respect to the oversight of service providers; oversight of the Funds’ website; oversight and management of the relationships with financial intermediaries that purchase the Funds on behalf of their clients; and monitoring and oversight of the Funds’ compliance with requirements applicable to mutual funds registered under the 1940 Act and the Internal Revenue Code that do not apply to the Advisor’s separate account clients.

The Board also reviewed and considered information regarding the Advisor’s financial position and the Advisor’s overall profitability, taking into account both the direct benefits and the indirect benefits to the Advisor on account of the advisory relationship with the Funds. The Board considered multiple factors with respect to profitability, including the Advisor’s corporate capital structure and capital investment, along with management expenses, staffing levels, employee incentives and compensation. In light of such factors, the Board determined that the profits and profitability of the Advisor are reasonable and that the Advisor’s profit levels are adequate to support the level and scope of services that the Advisor has contractually agreed to provide to the Funds.

Conclusions

The Board concluded that the investment advisory fee levels are reasonable and acceptable, based on their consideration and review of the services to be performed and the fees to be charged by the Advisor for investment advisory services and in light of overall expense ratios and investment performance of comparable peer group funds.

In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board examined, weighted and balanced a combination of factors deemed relevant by the Board.

Based on their evaluation of all the material factors summarized above, and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Advisory Agreement is in the best interests of each Fund and its shareholders.

Annual Report 2020	Fundxfunds.com	49

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act 1940. The Program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of the Fund’s Adviser, FundX Investment Group, LLC as the Funds’ liquidity risk management program administrator, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Adviser has formed a Liquidity Risk Management Committee (the “LRMC”) to manage the day-to-day administration of the Program. The LRMC consists of representatives from Adviser’s operations, compliance and information technology departments.

At the Funds’ Board Meeting in August 2020, the LRMC presented its annual assessment of the Program (“Report”) using data collected through June 30, 2020. The purpose of the Report was to address the operation of the Program, to assess its continued adequacy and effectiveness of implementation, and any material changes to the Program. The Report concluded that (i) the Funds did not experience significant liquidity challenges during the covered period (July 1, 2019 – June 30, 2020); (ii) the Fund’s investment strategy is appropriate for the Upgrader Funds; and (iii) the Program is reasonably designed to assess and manage the liquidity risk of the Funds.

50	Annual Report 2020

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.fundxfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds’ Semiannual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for periods prior to March 31, 2020, on Form N-Q. The Funds’ Form NQ or Part F of Form N-PORT are available on the SEC website at http://www.sec.gov and maybe reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	0.0%
AGGRESSIVE UPGRADER	0.0%
CONSERVATIVE UPGRADER	89.65%
FLEXIBLE INCOME	8.00%
SUSTAINABLE IMPACT	0.0%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

UPGRADER	0.0%
AGGRESSIVE UPGRADER	0.0%
CONSERVATIVE UPGRADER	58.39%
FLEXIBLE INCOME	2.49%
SUSTAINABLE IMPACT	0.0%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	0.0%
AGGRESSIVE UPGRADER	0.0%
CONSERVATIVE UPGRADER	0.0%
FLEXIBLE INCOME	0.0%
SUSTAINABLE IMPACT	0.0%

Annual Report 2020	Fundxfunds.com	51

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863].Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.fundxfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

52	Annual Report 2020

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	360876106
FundX Aggressive Upgrader Fund	HOTFX	360876403
FundX Conservative Upgrader Fund	RELAX	360876304
FundX Flexible Income Fund	INCMX	360876205
FundX Sustainable Impact Fund	SRIFX	360876700
This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:	For more about our funds and their strategy: 800-763-8639 www.fundxfunds.com For account information: 866-455-FUND

Advisor FundX Investment Group, LLC 101 Montgomery Street, Suite 2400 San Francisco, CA 94104	Distributor Quasar Distributors, LLC 111 East Kilbourn Ave., Suite 2200 Milwaukee, WI 53202	Transfer Agent U.S.Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Custodian U.S.Bank, N.A. Custody Operations 1555 N.RiverCenter Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102	Legal Counsel Cravath & Associates, LLC 19809 Shady Brook Way Gaithersburg, MD 20879

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Jan L. Gullett and Gregg B. Keeling are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2020	FYE 09/30/2019
Audit Fees	$99,000	$98,600
Audit-Related Fees	$0	$0
Tax Fees	$13,500	$16,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2020	FYE 09/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2020	FYE 09/30/2019
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014.  Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)* /s/ Jeff Smith
                                          Jeff Smith, President/Principal Executive Officer

Date   11/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeff Smith
                                          Jeff Smith, President/Principal Executive Officer

Date  11/30/2020

By (Signature and Title) * /s/ Sean McKeon
                                           Sean McKeon, Treasurer/Principal Financial Officer

Date  11/30/2020